                                                                      EXHIBIT 11

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to incorporation by reference in the Prospectus and Statement of Additional Information constituting part of this Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (the 'Registration Statement') of our report dated February 23, 1998, relating to the financial statements and financial highlights appearing in the December 31, 1997 Annual Report to Shareholders of Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Total Return Fund, Salomon Brothers Asia Growth Fund (eight of the portfolios constituting Salomon Brothers Series Funds Inc), Salomon Brothers Investors Fund Inc and Salomon Brothers Capital Fund Inc, which is also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading 'Independent Accountants' in the Statement of Additional Information and to the reference to us under the heading 'Financial Highlights' in the Prospectus.


                                          PRICE WATERHOUSE LLP


1177 Avenue of the Americas
New York, New York 10036
April 27, 1998

                                                                     EXHIBIT 11

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 26 to the Registration Statement of Form N-1A (the 'Registration Statement') of our report dated April 20, 1998, relating to the financial statements and financial highlights of Salomon Brothers Institutional High Yield Bond Fund and Salomon Brothers Institutional Emerging Markets Debt Fund (constituting Salomon Brothers Institutional Series Funds Inc), which appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading 'Independent Accountants' in such Statement of Additional Information and to the reference to us under the heading 'Financial Highlights' in such Prospectus.


                                          PRICE WATERHOUSE LLP


1177 Avenue of the Americas
New York, New York 10036
April 27, 1998

                                                                     EXHIBIT 11

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 26 to the Registration Statement of Form N-1A (the 'Registration Statement') of our report dated February 23, 1998, relating to the financial statements and financial highlights of Salomon Brothers Institutional Money Market Fund (one of the portfolios constituting Salomon Brothers Series Funds Inc), which appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement.


                                          PRICE WATERHOUSE LLP


1177 Avenue of the Americas
New York, New York 10036
April 27, 1998



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